EXHIBIT 10.1
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                                 Amendments to the
                       Alleghany Corporation Retirement Plan
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                        The Alleghany Corporation Retirement Plan

              (hereinafter referred to as the "Plan"), is amended effective

              January 1, 1996, as follows:

                        1.  Article I of the Plan is amended by deleting

              from Section 1.02  ", Late or Disability" and inserting in its place "or Late".

                        2.  Article I of the Plan is amended by the

              addition of a new paragraph to the end of Section 1.09, to read in its entirety as follows:

                                  An Employee who becomes Totally Disabled
                        shall be considered as earning Compensation for the period he is Totally Disabled equal to his annual rate of base salary on the date he first became Totally Disabled. Such rate of base salary shall be adjusted on the first day of each Plan Year thereafter on which the Participant remains Totally Disabled to take into account the percentage increase, if any, in the CPIU over the applicable period. The "CPIU" means the U.S. City Average All Items Consumer Price Index for all Urban Consumers, published by the U.S. Department of Labor, Bureau of Labor Statistics, or any successor index designated by the Department of Labor.

                        3.  Article I of the Plan is amended by deleting

              Section 1.11 in its entirety and by renumbering Sections 1.12 through 1.34 to reflect the deletion of Section 1.11.

                        4.  Article I of the Plan is amended by the

              addition of a new sentence to the end of Section 1.13


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              (formally Section 1.14 prior to the amendment described in

              Number 3 above), to read in its entirety as follows:

                        An Employee who becomes Totally Disabled shall not be considered to have terminated employment with the Company for the period he is Totally Disabled.

                        5.  Article I of the Plan is amended by the

              addition of a new paragraph (c) to the end of Section 1.20,

              to read in its entirety as follows:

                                  (c)  An Employee who becomes Totally
                        Disabled shall be credited with Hours of Service for the period during which he is Totally Disabled, without regard to the maximum number of hours requirement set forth under the Department of Labor Regulations codified at 29 C.F.R. Section 2530.200b-2(a)(2)(i).

                        6.  Article I of the Plan is amended by revising

              Section 1.34, to read in its entirety as follows:

                                  1.34  "Totally Disabled" means a physical
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                        and/or mental incapacity of such condition that it
                        qualifies an individual (after the waiting period required thereunder) for benefits under the Alleghany Corporation Group Long-Term Disability Plan, as in effect from time to time.

                        7.  Article V of the Plan is amended by deleting

              Sections 5.04 and 5.05 in their entirety and by renumbering

              Sections 5.06 through 5.08 to reflect the deletion of

              Sections 5.04 and 5.05.

                        8.  Article V of the Plan is amended by deleting

              from Section 5.04 (formally Section 5.06 prior to the

              amendment described in Number 7 above) ", Late or Disability"

              and inserting in its place "or Late".



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                        9.  Article VI of the Plan is amended by deleting

              "5.06" from every Section in which it appears and by

              inserting in its place "5.04".

                        10.  Article VI of the Plan is amended by deleting

              from Section 6.12 ", Disability".










































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